UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 22, 2014

Citigroup Commercial Mortgage Trust 2014-GC21
(Exact name of issuing entity)

Citigroup Commercial Mortgage Securities Inc.
(Exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.
Goldman Sachs Mortgage Company
Cantor Commercial Real Estate Lending, L.P.
MC-Five Mile Commercial Mortgage Finance LLC
RAIT Funding, LLC
Redwood Commercial Mortgage Corporation

(Exact name of sponsors as specified in their charters)

Delaware	333-189017-04	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

388 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 22, 2014, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2014 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, and U.S. Bank National Association, as certificate administrator and trustee, of Citigroup Commercial Mortgage Trust 2014-GC21, Commercial Mortgage Pass-Through Certificates, Series 2014-GC21 (the “Certificates”)

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-C, Class X-D, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Private Certificates”) and (iii) the Class S Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $902,386,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), Goldman, Sachs & Co. (“GS&Co.”), Drexel Hamilton, LLC (“Drexel”) and RBS Securities Inc. (“RBS”, and together with Citigroup, GS&Co. and Drexel, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of May 7, 2014 (the “Underwriting Agreement”), between the Depositor and the Underwriters. Citigroup and GS&Co. are acting as co-lead managers, and Drexel and RBS are acting as co-managers, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated February 24, 2014, as supplemented by the Prospectus Supplement, dated May 7, 2014 (the “Prospectus Supplement”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $137,829,547, were sold to Citigroup, GS&Co., Drexel and RBS (collectively with Citigroup, GS&Co. and Drexel, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of May 7, 2014, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2014-GC21 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 70 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 111 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2014 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (ii) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2014 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (iii) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2014 (the “CCRE Mortgage Loan Purchase Agreement”), between the Depositor and CCRE, (iv) MC-Five Mile Commercial Mortgage Finance LLC (“MC-Five Mile”) pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2014 (the “MC-Five Mile Mortgage Loan Purchase Agreement”), between the Depositor and MC-Five Mile, (v) RAIT Funding, LLC (“RAIT”)

pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2014 (the “RAIT Mortgage Loan Purchase Agreement”), between the Depositor and RAIT, (vi) Redwood Commercial Mortgage Corporation (“RCMC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2014 (together with the CGMRC Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement, the CCRE Mortgage Loan Purchase Agreement, the MC-Five Mile Mortgage Loan Purchase Agreement and the RAIT Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and RCMC.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as Newcastle Senior Housing Portfolio (the “Newcastle Senior Housing Portfolio Mortgage Loan”) is part of a loan combination (the “Newcastle Senior Housing Portfolio Loan Combintaion”) comprised of the subject Mortgage Loan included in the issuing entity and three pari passu companion loans that are held outside the issuing entity, all of which are secured by the same mortgage or deed of trust encumbering the same portfolio of mortgaged properties. With respect to the Newcastle Senior Housing Portfolio Loan Combination, (i) one of the related companion loans is part of a mortgage pool backing the Citigroup Commercial Mortgage Trust 2014-GC19, Commercial Mortgage Pass-Through Certificates, Series 2014-GC19 (the “CGCMT 2014-GC19 certificates”), (ii) the Newcastle Senior Housing Portfolio Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the CGCMT 2014-GC19 certificates, dated as of March 1, 2014 (the “CGCMT 2014-GC19 PSA”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer (the “CGCMT 2014-GC19 Master Servicer”), Midland Loan Services, a Division of PNC Bank, National Association, as special servicer (the “CGCMT 2014-GC19 Special Servicer”), U.S. Bank National Association, as trustee (the “CGCMT 2014-GC19 Trustee”) and certificate administrator, and Situs Holdings, LLC, as operating advisor. The CGCMT 2014-GC19 Master Servicer and the CGCMT 2014-GC19 Special Servicer are responsible for servicing the Newcastle Senior Housing Portfolio Mortgage Loan and administering the related mortgaged properties, and the CGCMT 2014-GC19 Trustee is the mortgagee of record with respect to the Newcastle Senior Housing Portfolio Mortgage Loan.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as Greene Town Center (the “Greene Town Center Mortgage Loan”) is part of a loan combination (the “Greene Town Center Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and a pari passu companion loan that is held outside the issuing entity, each of which is secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Greene Town Center Loan Combination, (i) the related companion loan is part of a mortgage pool backing the GS Mortgage Securities Trust 2014-GC20, Commercial Mortgage Pass-Through Certificates, Series 2014-GC20 (the “GSMS 2014-GC20 certificates”), (ii) the Greene Town Center Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the GSMS 2014-GC20 certificates, dated as of April 1, 2014 (the “GSMS 2014-GC20 PSA”), between GS Mortgage Securities Corporation, as depositor, KeyBank National Association, as master servicer (the “GSMS 2014-GC20 Master Servicer”), LNR Partners, LLC, as special servicer (the “GSMS 2014-GC20 Special Servicer”), Wells Fargo Bank, National Association, as trustee (the “GSMS 2014-GC20 Trustee”) and certificate administrator, and Trimont Real Estate Advisors, Inc., as operating advisor. The GSMS 2014-GC20 Master Servicer and the GSMS 2014-GC20 Special Servicer are responsible for servicing the Greene Town Center Mortgage Loan and administering the related mortgaged property, and the GSMS 2014-GC20 Trustee is the mortgagee of record with respect to the Greene Town Center Mortgage Loan.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, GSMC, CCRE, MC-Five Mile, RAIT and RCMC. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,464,401, were approximately $1,092,831,270. Of the expenses paid by the Depositor, approximately $227,703 were paid directly to affiliates of the Depositor, $0 in the form of fees were paid to the Underwriters and the Initial Purchasers, $100,000 were paid to or for the Underwriters and the Initial Purchasers, and $5,136,698 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus Supplement, dated May 7, 2014 to the Prospectus, dated February 24, 2014. The related registration statement (file no. 333-189017) was originally declared effective on August 29, 2013.

The Pooling and Servicing Agreement, the CGCMT 2014-GC19 PSA, the GSMS 2014-GC20 PSA, the Underwriting Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of May 7, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC and RBS Securities Inc., as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of May 1, 2014, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, U.S. Bank National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.2
Pooling and Servicing Agreement governing the issuance of the CGCMT 2014-GC19 certificates, dated as of March 1, 2014, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee and certificate administrator, and Situs Holdings, LLC, as operating advisor.

Exhibit 4.3
Pooling and Servicing Agreement governing the issuance of the GSMS 2014-GC20 certificates, dated as of April 1, 2014, between GS Mortgage Securities Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Trimont Real Estate Advisors, Inc., as operating advisor.

Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated May 22, 2014.

Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated May 22, 2014 (included as part of Exhibit 5).

Exhibit 10.1
Mortgage Loan Purchase Agreement, dated as of May 1, 2014, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.2
Mortgage Loan Purchase Agreement, dated as of May 1, 2014, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.3
Mortgage Loan Purchase Agreement, dated as of May 1, 2014, between Cantor Commercial Real Estate Lending, L.P. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Cantor Commercial Real Estate Lending, L.P. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.4
Mortgage Loan Purchase Agreement, dated as of May 1, 2014, between MC-Five Mile Commercial Mortgage Finance LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which MC-Five Mile Commercial Mortgage Finance LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.5
Mortgage Loan Purchase Agreement, dated as of May 1, 2014, between RAIT Funding, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which RAIT Funding, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.6
Mortgage Loan Purchase Agreement, dated as of May 1, 2014, between Redwood Commercial Mortgage Corporation and Citigroup Commercial Mortgage Securities Inc., pursuant to which Redwood Commercial Mortgage Corporation sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated May 22, 2014 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 22, 2014	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Vice President

CGCMT 2014-GC21 Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1
Underwriting Agreement, dated as of May 7, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC and RBS Securities Inc., as underwriters.

(E)
4.1
Pooling and Servicing Agreement, dated as of May 1, 2014, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, U.S. Bank National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor.

(E)
4.2
Pooling and Servicing Agreement governing the issuance of the CGCMT 2014-GC19 certificates, dated as of March 1, 2014, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee and certificate administrator, and Situs Holdings, LLC, as operating advisor.

(E)
4.3
Pooling and Servicing Agreement governing the issuance of the GSMS 2014-GC20 certificates, dated as of April 1, 2014, between GS Mortgage Securities Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Trimont Real Estate Advisors, Inc., as operating advisor.

(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated May 22, 2014.	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated May 22, 2014 (included as part of Exhibit 5).	(E)
10.1
Mortgage Loan Purchase Agreement, dated as of May 1, 2014, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
(E)

10.2
Mortgage Loan Purchase Agreement, dated as of May 1, 2014, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

(E)
10.3
Mortgage Loan Purchase Agreement, dated as of May 1, 2014, between Cantor Commercial Real Estate Lending, L.P. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Cantor Commercial Real Estate Lending, L.P. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

(E)
10.4
Mortgage Loan Purchase Agreement, dated as of May 1, 2014, between MC-Five Mile Commercial Mortgage Finance LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which MC-Five Mile Commercial Mortgage Finance LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

(E)
10.5
Mortgage Loan Purchase Agreement, dated as of May 1, 2014, between RAIT Funding, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which RAIT Funding, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

10.6
Mortgage Loan Purchase Agreement, dated as of May 1, 2014, between Redwood Commercial Mortgage Corporation and Citigroup Commercial Mortgage Securities Inc., pursuant to which Redwood Commercial Mortgage Corporation sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated May 22, 2014 (included as part of Exhibit 5).	(E)